Exhibit 10.21

                                 ELECTION FORMS
                                       FOR
                          DEFERRED COMPENSATION PROGRAM

                                  NYMAGIC, INC.
                     DEFERRED COMPENSATION PROGRAM PURSUANT
                         TO THE LONG-TERM INCENTIVE PLAN

                          -----------------------------

                             Deferral Election Form

                          -----------------------------

        AGREEMENT, made this __ day of ___________ 200__ by and between the undersigned participant (the "Participant") in the NYMAGIC, INC. 2004 Long-Term Incentive Plan (the "Plan") and NYMAGIC, INC. (the "Company").

        WHEREAS, the Company has approved a deferred compensation program pursuant to the Plan, and the Participant is eligible to participate in said Plan on the terms set forth therein and in this Deferral Election Form and the attached Distribution Election Form (together, the "Program Documents").

        NOW THEREFORE, it is mutually agreed as follows:

        1. By the execution hereof, the Participant agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, make the elections set forth herein effective -

                ___ on the January 1st that follows the Committee's acceptance of the Participant's Program Documents.


                ___ on the first day of the next calendar month, but only if this election occurs within the 30-day period after the Participant first becomes eligible for Plan participation (NOTE: only newly elected directors may choose this option).

        2. In accordance with the terms of the Resolutions adopted by the Board of Directors at its September 15, 2004 and December ___, 2004 meetings, the Participant will participate in the Plan upon the terms and conditions set forth in the Program Documents, and 100% of the Participant's annual retainer fee for services as a Director shall be credited to his Account as Deferred Share Units.

        3. In addition, the Participant may, by execution hereof, elect to defer the receipt of:

                ___% of the Participant's cash compensation in the form of committee chair/and or committee member retainer fees (up to 100%).



        4. This election will continue in force until either the effective date of a superseding election by the Participant, or until the Participant terminates service with the Company, or until the Plan is terminated by appropriate corporate action, whichever shall first occur.

NYMAGIC, INC. Deferred Compensation Program
Deferral Election Form
Page 2


        5. By the execution hereof, the Participant further recognizes and agrees to participate in the Plan upon the terms and conditions set forth therein, including but not limited to the following terms:

        (a) This election is irrevocable with respect to any compensation that is deferred during the term of this election.

        (b) Unless arbitrary and capricious, any decisions of the Committee with respect to the operation, interpretation, or administration of the Plan or the Participant's Account will be final and binding on the Participant and all other interested parties.




        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

                                          PARTICIPANT

                                          --------------------------------------

                                          NYMAGIC, INC.

                                          By
                                            ------------------------------------
                                              A member of the Board of Directors

                                  NYMAGIC, INC.
                     DEFERRED COMPENSATION PROGRAM PURSUANT
                         TO THE LONG-TERM INCENTIVE PLAN

                          -----------------------------

                           Distribution Election Form

                         ------------------------------

        AGREEMENT, made this __ day of __________ 20__ by and between the undersigned participant (the "Participant") in the NYMAGIC, INC. 2004 Long-Term Incentive Plan (the "Plan"), and NYMAGIC, INC. (the "Company") with respect to distribution of the Participant's account ("Account") under the Plan. The parties agree that any term that begins herein with initial capital letters shall have the special meaning defined in the Plan, unless the context clearly requires otherwise.

        NOW THEREFORE, it is mutually agreed as follows:

        1. Form of Payment Generally. The Participant, by the execution hereof, agrees to participate in the Plan upon the terms and conditions set forth therein, and, in accordance therewith, elects to have his or her Account distributed in Shares of the Company's common stock as follows:

                |_|     in a lump sum.

                |_| in substantially equal annual payments over a period of ___ years (not to exceed 20 years from the date that payments commence). The amount of the annual payments shall be determined as follows:

                |_|     _____ % of the Participant's Account balance per year.

                |_|     $ _______ of the Participant's Account balance per year.

        2. Timing of Payment. The Participant directs that his or her Account be distributed as follows:

                |_| within thirty (30) days following the Participant's Separation from Service with the Company.

                |_| on the January 1st that next follows the date that is ___ years after the Participant's Separation from Service with the Company.

                |_| on the ___ anniversary of the Participant's Separation from Service with the Company.

                |_| on the first day of the month next following the Participant's ___ birthday.

                |_| to the extent permitted under Code Section 409A and applicable regulations, in the event of an earlier Change in Control --

                        |_| a lump sum cash-out on the date of the Change in Control.

NYMAGIC, INC. Deferred Compensation Program
Distribution Election Form
Page 2


                        |_| Substantially equal payments on each of the first ___ (not more than 5) annual anniversaries of the Change in Control.

                        |_|
                                Other:_________________________________________.

        3. Frequency of Payment. The Participant shall receive installment payments, if elected as form of payment on a __________ quarterly, _________ semi-annual, or ________ annual basis.

        4. Form of Payment to Beneficiary. In the event of the Participant's death, his or her Account shall be distributed --

                |_| in one lump sum payment within thirty (30) days following the Participant's death.

                |_| in accordance with the payment schedule selected in paragraphs 1, 2, and 3 hereof (with payments made as though the Participant survived to collect all benefits, and as though the Participant terminated service on the date of his or her death, if payments had not already begun).

        5. Designation of Beneficiary. In the event of the Participant's death before he or she has collected all of the benefits payable under the Plan, the Participant hereby directs that any survivorship benefits payable under Section 9 of the Plan be distributed to the beneficiary or beneficiaries designated under subparagraphs a and b of this paragraph 5 in the manner elected pursuant to paragraph 4 above:

        a. Primary Beneficiary. The Participant hereby designates the person(s) named below to be his or her primary beneficiary and to receive the balance of any unpaid benefits under the Plan.

        ========================================================================================
               Name of            Social Security       Mailing Address        Percentage of
         Primary Beneficiary          Number                                   Death Benefit
        ----------------------------------------------------------------------------------------

                                                                                     %
        ----------------------------------------------------------------------------------------

                                                                                     %
        ========================================================================================

        b. Contingent Beneficiary. In the event that the primary beneficiary or beneficiaries named above are not living at the time of the Participant's death, the Participant hereby designates the following person(s) to be his or her contingent beneficiary for purposes of the Plan:

        ========================================================================================
               Name of            Social Security       Mailing Address        Percentage of
        Contingent Beneficiary        Number                                   Death Benefit
        ----------------------------------------------------------------------------------------

                                                                                     %
        ----------------------------------------------------------------------------------------

                                                                                     %
        ========================================================================================

NYMAGIC, INC. Deferred Compensation Program
Distribution Election Form
Page 3


        6. Effect of Election. The elections made in paragraphs 1, 2, and 3 hereof shall apply -

                |_| to any deferred compensation that is deferred pursuant to the deferral election to which this election relates.

                |_| to the entire value of the Participant's Account, provided that these elections may only be changed at least one year in advance of the earliest date on which payments would otherwise commence pursuant to paragraph 2 hereof, and may only be changed pursuant to an election that conforms with the requirements set forth in Section 9(c) of the Plan.

        With respect to the elections made in paragraphs 4 and 5 hereof, the Participant may, by submitting an effective superseding Distribution Election Form at any time and from time to time, prospectively change the beneficiary designation and the manner of payment to a Beneficiary. Such elections shall, however, become irrevocable upon the Participant's death.

        7. Mutual Commitments. The Company agrees to make payment of all amounts due the Participant in accordance with the terms of the Plan and the elections made by the Participant herein. The Participant agrees to be bound by the terms of the Plan, as in effect on the date hereof or properly amended hereafter.

        8. Tax Consequences to Participant. The Participant is solely responsible for the satisfaction of any taxes that may arise under the Plan, (including any taxes arising under Sections 409A or 4999 of the Code). Neither the Company nor the Committee shall have any obligation whatsoever to pay such taxes or to prevent the Participant from incurring them.



        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above-written.

                                         PARTICIPANT

                                         ---------------------------------------

                                         NYMAGIC, INC.


                                         By
                                           -------------------------------------
                                              A Member of the Board of Directors